Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE WESTERN DISTRICT OF TEXAS

SAN ANTONIO DIVISION

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In re: SPECTRUM JUNGLE LABS CORPORATION, et al., Debtors.	) ) ) ) ) )	Case No. 09-50455 (RBK) Chapter 11 Jointly Administered
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SECOND MODIFICATION TO JOINT PLAN OF REORGANIZATION

OF SPECTRUM JUNGLE LABS CORPORATION, ET AL., DEBTORS

William B. Kingman (Texas Bar No. 11476200)

LAW OFFICES OF WILLIAM B. KINGMAN, P.C.

4040 Broadway, Suite 450

San Antonio, Texas 78209

Telephone: 210-829-1199

Email: bkingman@kingmanlaw.com

Harry A. Perrin (Texas Bar No. 15796800)

VINSON & ELKINS LLP

First City Tower, 1001 Fannin Street, Suite 2500

Houston, Texas 77002

Telephone: 713-758-2222; Fax: 713-615-5016

Email: hperrin@velaw.com

Mark A. McDermott

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

Four Times Square

New York, New York 10036-6522

Telephone: 212-735-3000; Fax: 212-735-2000

Email: mark.mcdermott@skadden.com

D. J. Baker (Texas Bar No. 01566500)

LATHAM & WATKINS LLP

885 Third Avenue

New York, New York 10022-4834

Telephone: 212-906-1200; Fax: 212-751-4864

Email: dj.baker@lw.com

Counsel for Debtors and Debtors in Possession

Dated: June     , 2009

SECOND MODIFICATION TO JOINT PLAN OF REORGANIZATION

OF SPECTRUM JUNGLE LABS CORPORATION, ET AL., DEBTORS

Introduction

In accordance with Section 1129, Title 11, of the United States Code (the “Bankruptcy Code”) and Section 10.13 of the Joint Plan of Reorganization of Spectrum Jungle Labs Corporation, et al., Debtors, dated April 28, 2009 (the “Plan”), Spectrum Jungle Labs Corporation, Spectrum Brands, Inc., ROVCAL, Inc., ROV Holding, Inc., Tetra Holding (US), Inc., United Industries Corporation, Schultz Company, Spectrum Neptune US Holdco Corporation, United Pet Group, Inc., DB Online, LLC, Aquaria, Inc., Perfecto Manufacturing, Inc., Aquarium Systems, Inc. and Southern California Foam, Inc., as debtors and debtors-in-possession (the “Debtors”), modify the Plan, as previously modified by the First Modification to Joint Plan of Reorganization of Spectrum Jungle Labs Corporation, et al., Debtors, dated June 8, 2009 (the “First Modification”). All references herein to the “Plan” are to the Plan as modified by the First Modification.

The modifications are reflected either by the addition of new text, identified by underlining (additions), or the deletion of pre-existing text, identified by strikethrough (~~deletions~~).

The Debtors have consulted with the Negotiating Noteholders concerning the modifications and have the consent of the Negotiating Noteholders as required by the Plan.

The modifications will not cause the Plan to fail to meet the requirements of Sections 1122 and 1123 of the Bankruptcy Code. Furthermore, the modifications either (a) are not material and will not adversely impact the rights of any parties in interest or (b) satisfy all applicable requirements of the Bankruptcy Code by providing the cramdown treatment required under Section 1129(b) of the Bankruptcy Code with respect to a Class of Claims that has rejected the Plan. Therefore, compliance with Section 1125 of the Bankruptcy Code is not required with respect to the modifications.

Capitalized terms used herein but not defined have the meanings ascribed to such terms in the Plan.

Modifications to Section 1.2

Section 1.2 of the Plan is modified to include the new defined term “Senior Secured Agents” at subsection (xxxx). Section 1.2 as modified shall include the following:

1.2 Definitions

…

(xxxx) “Senior Secured Agent” means the Administrative Agent under the Credit Agreement dated as of March 30, 2007, among, inter alia, Spectrum as the Borrower, the Subsidiary Debtors as Guarantors, Bank of New York Mellon (successor to Goldman Sachs Credit Partners L.P.) as the Administrative Agent, Collateral Agent and Syndication Agent, Wachovia Bank, National Association as the Deposit Agent, Bank of America N.A. as an LC Issuer, and the Lenders thereunder.

Modification to Section 3.2

Section 3.2(b) of the Plan is modified to include a settlement option within the cramdown treatment to be provided to Term Facility Claims. Section 3.2(b) as modified shall provide as follows:

3.2 Unimpaired Classes of Claims and Interests

…

(b) Class 2: Term Facility Claims

The Term Facility Claims shall be treated either as follows in subpart (i) or, in the alternative, if either the Bankruptcy Court determines that subpart (i) is not available, or the Debtors and the Senior Secured Agent with the consent of the “Required Lenders” under the Term Facility Loan Documents agree that subpart (ii) shall apply, as follows in subpart (ii):

(i) Reinstatement.

The Term Facility Claims are hereby Allowed in the amount determined pursuant to the terms of the Term Facility Loan Documents and shall not be subject to defense, avoidance, recharacterization, disgorgement, subordination, setoff, recoupment, or other contest (whether legal or equitable), for all purposes of the Plan and the Chapter 11 Case. Each holder of a Term Facility Claim as of the Effective Date shall continue to hold its Pro Rata share of the Term Facility Claims after the Effective Date in accordance with the Term Facility Loan Documents.

The Allowed Term Facility Claims shall be Reinstated.

Notwithstanding Section 1141(c) or any other provision of the Bankruptcy Code or the Plan, all Liens on property of the Debtor held with respect to the Term Facility Claims shall survive confirmation of the Plan and the occurrence of the Effective Date and continue in full force and effect in accordance with the terms of the Term Facility Loan Documents.

All principal, non-default interest, fees, expenses, costs, charges or other amounts due and payable on or before the Effective Date under the Term Facility Loan Documents that were not paid by the Debtors prior to or during the Chapter 11 Case shall be paid in immediately available funds on the Effective Date in accordance with the Term Facility Loan Documents, and any principal, non-default interest, fee, expense, cost, charge or other amount that accrued during the Chapter 11 Case but is not payable until after the Effective Date shall be paid as and when due in accordance with the Term Facility Loan Documents as if the Chapter 11 Case had not been filed. Any principal, interest, fee, expense, cost, charge or other amount due after the Effective Date shall be paid in accordance with the terms and conditions of the Term Facility Loan Documents.

(ii) Cramdown.

The Term Facility Claims shall receive the treatment required by Section 1129(b)(2)(A) of the Bankruptcy Code in accordance with the terms of the Amendment No. 1, including an interest rate to be determined by the Bankruptcy Court at the Confirmation Hearing or agreed to by the Debtors and the Senior Secured Agent with the consent of the “Required Lenders” under the Term Facility Loan Documents.

The Amendment No. 1 shall be effective as of the Effective Date and shall be binding upon the named parties thereto whether or not executed by such parties.

Notwithstanding Section 1141(c) or any other provision of the Bankruptcy Code or the Plan, all Liens on property of the Debtor held with respect to the Term Facility Claims shall survive confirmation of the Plan and the occurrence of the Effective Date and continue in full force and effect to secure the treatment of the Term Facility Claims as provided herein.

Modification to Section 10.8

Section 10.8 of the Plan is modified to add the Senior Secured Agent and the holders of Term Facility Claims to the parties released by the Debtors. Section 10.8 as modified shall provide as follows:

10.8 Release by Debtors

As of the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, the Debtors, the Reorganized Debtors and any Person seeking to exercise the rights of the Debtors’ Estates, including, without limitation, any successor to the Debtors or any Estate representative appointed or selected pursuant to Section 1123(b)(3) of the Bankruptcy Code, shall be deemed to forever release, waive, and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action (including claims or causes of action arising under Chapter 5 of the Bankruptcy Code), and liabilities whatsoever (other than for fraud, willful misconduct, or gross negligence) in connection with or related to the Debtors, the Chapter 11 Case, or the Plan (other than the rights of the Debtors and the Reorganized Debtors to enforce the Plan and the contracts, instruments, releases, indentures, and other agreements or documents delivered thereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity, or otherwise, that are based in whole or part on any act, omission, transaction, event, or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the Chapter 11 Case, or the Plan, and that may be asserted by or on behalf of the Debtors, the Estates, or the Reorganized Debtors against (i) any of the other Debtors and any of the Debtors’ non-Debtor subsidiaries, (ii) any of the directors, officers, and employees of any of the Debtors or any of the Debtors’ non-Debtor subsidiaries serving during the pendency of the Chapter 11 Case, (iii) any Professionals of the Debtors, (iv) each of the Negotiating Noteholders, (v) any Noteholder, solely in its capacity as a Noteholder, that votes to accept the Plan, (vi) the DIP Facility Agent, (vii) the DIP Facility Lenders, (viii) the Supplemental DIP Facility Participants; (ix) the Indenture Trustee, (x) the Equity Committee, (xi) the Senior Secured Agent and any other past or present agent or issuer under the Term Facility Loan Documents, solely in their respective capacities as such an agent or issuer, (xii) any holder of a Term Facility Claim, solely in its capacity as such a holder, (xiii) the respective directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel and other advisors of each of the parties identified in the foregoing (i) through ~~(x)~~ (xii) but only in their capacities on behalf of such parties, and ~~(xii)~~ (xiv) any of the successors or assigns of any of the parties identified in the foregoing (i) through ~~(x)~~ (xii); provided, however, that nothing in this Section 10.8 shall be deemed to prohibit the Debtors or the Reorganized Debtors from asserting and enforcing any claims, obligations, suits, judgments, demands, debts, rights, causes of action or liabilities they may have against any of their employees (other than any director or officer) that is based upon an alleged breach of a confidentiality, noncompete or any other contractual or fiduciary obligation owed to the Debtors or the Reorganized Debtors; and provided further, however, that nothing in this Section 10.8 shall operate as a release of intercompany obligations between any of the Debtors or between any of the Debtors and their non-Debtor subsidiaries.

Modification to Section 10.11

Section 10.11 of the Plan is modified to add the Senior Secured Agent and the holders of Term Facility Claims to the parties exculpated under such provision. Section 10.11 as modified shall provide as follows:

10.11 Exculpation and Limitation of Liability

(a) To the extent permitted by applicable law and approved in the Confirmation Order, none of the Debtors, the Reorganized Debtors or their respective subsidiaries, the Debtors’ Professionals, the Negotiating Noteholders, any Noteholder, solely in its capacity as a Noteholder, that votes to accept the Plan, the DIP Agent, the DIP Facility Lenders, the Supplemental DIP Facility Participants, the Indenture Trustee, the Equity Committee, the Senior Secured Agent and any other past or present agent or issuer under the Term Facility Loan Documents, solely in their respective capacities as such an agent or issuer, any holder of a Term Facility Claim, solely in its capacity as such a holder, or any of their respective directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel, other advisors, successors or assigns, shall have or incur any liability to any holder of a Claim or an Interest, or any other party in interest, or any of their respective present or former directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel, other advisors, successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Case, the formulation, negotiation, or implementation of the Plan, the solicitation of acceptances of the Plan, the pursuit of Confirmation of the Plan, the Confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for acts or omissions that are the result of fraud, gross negligence, or willful misconduct or willful violation of federal or state securities laws or the Internal Revenue Code, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

(b) Notwithstanding any other provision of the Plan, to the extent permitted by applicable law and approved in the Confirmation Order, no holder of a Claim or an Interest, no other party in interest, and none of their respective present or former directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel, other advisors, successors or assigns, shall have any right of action against any Debtor, any Reorganized Debtor, any of its subsidiaries, any Professional of the Debtors, any of the Negotiating Noteholders, any Noteholder, solely in its capacity as a Noteholder, that votes to accept the Plan, the DIP Agent, any of the DIP Facility Lenders, Supplemental DIP Facility Participants, the Indenture Trustee, the Equity Committee, the Senior Secured Agent and any other past or present agent or issuer under the Term Facility Loan Documents, solely in their respective capacities as such an agent or issuer, any holder of a Term Facility Claim, solely in its capacity as such a holder, or any of their respective directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel, other advisors, successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Case, the formulation, negotiation, or implementation of the Plan, solicitation of acceptances of the Plan, the pursuit of Confirmation of the Plan, the Confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for acts or omissions that are the result of fraud, gross negligence, or willful misconduct or willful violation of federal or state securities laws or the Internal Revenue Code.

Dated: June     , 2009

Spectrum Jungle Labs Corporation
Spectrum Brands, Inc.
ROVCAL, Inc.
ROV Holding, Inc.
Tetra Holding (US), Inc.
United Industries Corporation
Schultz Company
Spectrum Neptune US Holdco Corporation
United Pet Group, Inc.
DB Online, LLC
Aquaria, Inc.
Perfecto Manufacturing, Inc.
Aquarium Systems, Inc.
Southern California Foam, Inc.

By:
Kent J. Hussey
Chief Executive Officer
Spectrum Brands, Inc.

William B. Kingman (Texas Bar No. 11476200)

LAW OFFICES OF WILLIAM B. KINGMAN, P.C.

4040 Broadway, Suite 450

San Antonio, Texas 78209

Telephone: 210-829-1199

Email: bkingman@kingmanlaw.com

Harry A. Perrin (Texas Bar No. 15796800)

D. Bobbitt Noel, Jr. (Texas Bar No. 15056500)

VINSON & ELKINS LLP

First City Tower, 1001 Fannin Street, Suite 2500

Houston, Texas 77002

Telephone: 713-758-2222; Fax: 713-615-5016

Email: hperrin@velaw.com, bnoel@velaw.com

Mark A. McDermott

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

Four Times Square

New York, New York 10036-6522

Telephone: 212-735-3000; Fax: 212-735-2000

Email: mark.mcdermott@skadden.com

D. J. Baker (Texas Bar No. 01566500)

LATHAM & WATKINS LLP

885 Third Avenue

New York, New York 10022-4834

Telephone: 212-906-1200; Fax: 212-751-4864

Email: dj.baker@lw.com

Counsel for Debtors and Debtors in Possession